UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 4, 2007
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CREDIT ONE FINANCIAL, INC.
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(Exact Name of Registrant as Specified in Its Charter)

FLORIDA
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(State or Other Jurisdiction of Incorporation)

000-50320 (Commission File Number)	59 3641205 (IRS Employer Identification No.)

1111 Brickell Avenue, 11th Floor Miami, FL 33131
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(Address of Principal Executive Offices)
(Zip Code)

305-913-8562
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(Registrant's Telephone Number, Including Area Code)

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 - Entry into a Material Definitive Agreement

On May 10, 2007, Credit One Financial, Inc. (the “Registrant”) issued to Guy Wolf, a demand promissory note, in the principal amount of $20,000 (the “Note”) in consideration for the loan made by Mr. Wolf to the Registrant. Interest on the Note will accrue at the rate of Libor plus 2% per year. Pursuant to the terms of the Note, the entire principal sum and all accrued interest due under the Note shall be paid ten business days after the Registrant’s receipt of written demand for payment from Mr. Wolf.

For all the terms and conditions of the Note, reference is hereby made to Exhibit 10.1 annexed hereto. All statements made herein concerning the foregoing Note are qualified by references to said exhibit.

Item 5.02 Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers.

On May 24, 2007, Guy Wolf resigned from his positions as the Chief Executive Officer, and a director of the Registrant.

On May 24, 2007, Arnon Epstein resigned from his positions as the Chief Financial Officer, Secretary and a director of the Registrant.

On May 24, 2007, John E. Vidaver was appointed as the President, Chief Executive Officer, Chief Financial Officer, Secretary, and the sole director of the Registrant, to serve until the election and qualification of his successor(s). Mr. Vidaver, 59, has worked as a Saturday Morning Staff Announcer and Vacation Network Fill-In Announcer for ABC Television Network in New York City since 1998. Mr. Vidaver has worked at many radio stations in New York City including WQXR, WNSW and WQCD. Mr. Vidaver received a Series 7 (Registered Representative) License in 1983, and has worked as a registered representative for M. Rimson & Company, and Kanan Securities.

Mr. Vidiver has not been affiliated with any company that has filed for bankruptcy within the last five years. He does not have any family relationships with any of the directors or executive officers of the Registrant. There were no transactions during the last two years, or any propsed transactions, to which the Registrant was or is to be a party, in which Mr. Vidiver had or is to have a direct or indirect material interest.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of business acquired.	Not applicable
(b)	Pro forma financial information.	Not applicable
(c)	Exhibits:

Exhibit 10.1	Demand Promissory Note, dated May 10, 2007 made by Credit One Financial, Inc. in favor of Guy Wolf.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ONE FINANCIAL, INC.

By:	/s/ Guy Wolf
Name: Guy Wolf
Title: Chief Executive Officer

Date: June 4, 2007